EXHIBIT 10.8

                             KMC FUNDING CORPORATION
     $325,000,000 7.341% Media Internet Gateway Service Notes, Series 2001-1

                             NOTE PURCHASE AGREEMENT

                                                          Dated:  March 30, 2001

To the Purchasers
Named on the Signature Page Hereto

Ladies and Gentlemen:

     KMC Funding Corporation, a Delaware corporation (the "ISSUER"), proposes, subject to the terms and conditions stated herein, to sell to you (the "PURCHASERS") the aggregate principal amount of notes entitled KMC Funding Corporation Media Internet Gateway Service Notes, Series 2001-1 (the "NOTES") issued by the Issuer. The Notes will evidence obligations of the Issuer, will be secured by the Collateral (as defined in the Indenture), and generally will be entitled to payments of Monthly Principal and Monthly Interest on the fifteenth day of each month (or if such day is not a Business Day, the immediately succeeding Business Day) (each, a "PAYMENT DATE"), as more particularly set forth in the Indenture, dated as of March 1, 2001 (the "INDENTURE") between the Issuer and Wells Fargo Bank Minnesota, National Association (the "TRUSTEE").

     Forms of the Indenture, the Contracts (as defined herein), the Private Placement Memorandum (as defined herein) and the Notes have been delivered to all Purchasers, and each Purchaser hereby represents to the Issuer that each of the foregoing is acceptable to it. Each document and each document attached to any of the foregoing is in substantially the form in which it will be executed, with such changes as may be approved by all Purchasers.

     All  capitalized   terms  not  otherwise  defined  herein  shall  have  the
respective meanings set forth in Appendix I to the Indenture.

     Section 1. AGREEMENT TO PURCHASE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, on April 2, 2001, the Issuer agrees to sell and to issue to the Purchasers, and each Purchaser severally agrees to purchase, the Notes, payable to Cede & Co., in the original principal amount of $325,000,000. The respective obligations of the Issuer and each Purchaser hereunder are separate obligations and shall be subject to purchase by all Purchasers of the respective Notes set forth in such
Schedule I (or the arrangement by the Issuer of a substitute purchaser or substitute purchasers).

     Section 2. DELIVERY AND PAYMENT. Delivery of the Notes shall be made at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, New York 10178, at 10:00 A.M., New York time, on April 2, 2001 (the "FUNDING DATE"). The Issuer will deliver to DTC on the Funding Date one Note, in the aggregate principal amount of Notes to be acquired by each Purchaser, dated the Closing Date, as set forth on Schedule I. Upon fulfillment of the foregoing and satisfaction of all



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conditions  specified in Section 8 of this Agreement,  each Purchaser  severally shall pay to the Issuer, on the Funding Date, its respective portion of the Purchase Price, as defined below, set forth in Section 3 of this Agreement.

     Section 3. PURCHASE PRICE; USE OF PROCEEDS. (a) The purchase price (the "PURCHASE PRICE") for the Notes purchased by the Purchasers shall be 100% of the original principal amount thereof. Payment of the Purchase Price shall be made by the Purchasers on the Funding Date by wire transfer of immediately available funds to the Trustee against delivery to DTC of such Notes on the Funding Date.

          (b) The Issuer shall apply the aggregate proceeds of the Notes on the Funding Date to pay issuance costs, to repay all Indebtedness to Dresdner Kleinwort Benson North America Leasing, Inc. (the "LENDER") then outstanding under the Loan and Security Agreement, dated as of November 1, 2000, between the Lender and the Issuer (the "LSA"), to pay the Initial Subordinated Servicing Fee to KMC VI, to fund the Reserve Account as specified in the Indenture, to pay the legal fees of Purchasers' counsel to Willkie Farr & Gallagher and to pay any balance to such person as the Issuer shall designate in writing.

     Section 4. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer hereby restates, for the benefit of each Purchaser, each of its representations and warranties set forth in the Transaction Documents to which it is a party. The Issuer further represents and warrants (as of the Closing Date) to each Purchaser that:

          (a) The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware with its chief executive office and principal place of business located at 1545 Route 206, Bedminster, New Jersey 07921, and has the power to own its assets and to engage in the activities in which it is presently engaged and is duly qualified and in good standing under the laws of each jurisdiction where its ownership of property or the conduct of its activities requires such qualification, if the failure to so qualify would have a material adverse effect on the ability of the Trustee to enforce its rights in any of the Collateral. One hundred percent of issued and outstanding stock of the Issuer is owned by KMC Telecom Holdings, Inc. ("KMC"), a Delaware corporation. The Issuer has no subsidiaries;

          (b) Each of the Notes, this Agreement, the Indenture, the Amended and Restated Acknowledgment and Consent, dated as of March 1, 2001 (the "SERVICE PURCHASERS CONSENT") among the Service Purchasers, KMC Telecom VI, Inc. ("KMC VI"), a Delaware corporation, the Issuer, the Trustee and the Lender, and each other Contract has been duly authorized, executed and delivered by the parties thereto, and constitutes a legal, valid and binding agreement and obligation of the parties thereto, enforceable in accordance with its terms except that such enforcement may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);



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          (c)  Neither  (1)  the  execution  and  delivery  of  the  Transaction
Documents nor (2) the consummation of the transactions herein contemplated nor the fulfillment of, or compliance with, the terms and provisions hereof, of any other Transaction Document will conflict with, or result in a breach of or violation by the Issuer of any law or any of the terms, conditions or provisions of the certificate of incorporation or bylaws of the Issuer, or of any bond, debenture, note, mortgage, indenture, or other agreement or instrument to which the Issuer is a party or by which it or its properties may be bound, or constitute (or with the giving of notice or the passage of time or both will constitute) a default thereunder, or result in the creation or imposition of any lien, charge, security interest or other encumbrance of any nature whatsoever upon the Collateral pursuant to the terms of any such agreement or instrument other than the Issuer's pledge of the Collateral to the Trustee pursuant to the Indenture;

          (d) The Issuer owns the Collateral free and clear of all security interests, liens and encumbrances whatsoever, except for the security interest Granted to the Lender under the LSA, which security interest will be released upon the payment to the Lender of an amount from the proceeds of the sale of the Notes equal to the sum of all Indebtedness of the Issuer then outstanding under the LSA and the security interest Granted to the Trustee pursuant to the Indenture;

          (e) The Trustee will have, upon payment for the Notes, a duly perfected first priority security interest in all of the Collateral, and the Issuer has delivered to the Trustee the executed "SECURED PARTY'S ORIGINAL" counterpart of each of the Service Purchasers Consent and the MGS Agreement (collectively, the "SERVICE PURCHASERS CONTRACTS");

          (f) Uniform Commercial Code financing statements and documents of similar import (collectively, the "FINANCING STATEMENTS"), in recordable form, with respect to the Collateral have been filed against the Issuer, as debtor, in the jurisdiction where it is organized and where its chief executive office is located, and in each jurisdiction where the Equipment is located (collectively, the "FILING LOCATIONS"); and Financing Statements, in recordable form, with respect to the Collateral have been assigned by the Lender, as assignor, to the Trustee on behalf of the Noteholders, pertaining to all Filing Locations;

          (g) No other security interest has been or will be Granted by the Issuer, to anyone other than the Trustee, with respect to any of the Collateral and the income, payments and proceeds therefrom;

          (h) The copies of the Indenture, the MGS Agreement (including all amendments thereto) and each other Transaction Document delivered by the Issuer to each Purchaser on or prior to the Closing Date, each are true and correct copies of such documents, each of which is in full force and effect and has not been amended, modified or terminated in any respect through the Closing Date;

          (i) There is no payment under the MGS Agreement or the Service Purchasers Consent which is now past due pursuant to the terms of the MGS


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Agreement or the Service  Purchasers  Consent,  nor have there been any payments made in advance on account of any payment due under the MGS Agreement or the Service Purchasers Consent, and to the best of the Issuer's knowledge, none of the Service Purchasers, the Issuer or KMC VI is in default under any of its obligations under the Service Purchasers Contracts;

          (j) The Service Purchasers have not notified the Issuer or (to the best of the Issuer's knowledge), any of KMC VI, Nortel nor Lucent, directly or indirectly, that: (1) the Issuer, KMC VI, Nortel or Lucent is in default under any of its obligations under the Contracts to which it is a party, (2) any material portion of the Equipment is not functioning properly, (3) the Service Purchasers intend not to pay any amount which is due or which will become due, or will not satisfy any obligation required to be performed by it, under the Service Purchasers Contracts, or (4) there has been a material adverse change in the condition (financial or otherwise) of the Service Purchasers and their consolidated subsidiaries since September 30, 2000;

          (k) There are no setoffs, counterclaims, or defenses on the part of the Service Purchasers to pay any of the Minimum Payments due under the Service Purchasers Contracts;

          (l) The Issuer's obligations under the Transaction Documents are in full force and effect and there is no litigation or governmental proceeding pending or threatened against either KMC VI or the Issuer, the Notes or any Collateral;

          (m) Neither the Issuer nor any "affiliate" (as defined in Rule 501(b) of Regulation D under the Securities Act ("REGULATION D")) of the Issuer has directly, or through any agent, including, without limitation, Dresdner Kleinwort Benson North America LLC d/b/a Dresdner Kleinwort Wasserstein (the "PLACEMENT AGENT"), (1) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities
Act) which is or will be integrated with the sale of the Notes in a manner that would render the issuance and sale of the Notes a violation of the Securities Act or require the registration of the Notes under the Securities Act or (2) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Notes. It is not necessary in connection with the offer, sale and delivery of the Notes to register the Notes under the Securities Act;

          (n) The aggregate amount of Minimum Payments payable by the Service Purchasers under the Service Purchasers Consent during each Collection Period is sufficient to pay the Priority Payments on the Notes, as such payments become due and payable, in accordance with the Indenture (without regard to any acceleration of the Notes);

          (o) Any taxes, fees and other governmental charges arising from the execution and delivery of the Transaction Documents and in connection with the execution, delivery and issuance of the Notes and with the transfer of the Contracts and any interest in the Equipment, have been paid or will be paid by KMC VI;


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          (p)  Neither  KMC VI nor the Issuer is subject to  registration  as an
"investment company" under the Investment Company Act of 1940, as amended (the "1940 ACT"), or will become an "investment company" within the meaning of the 1940 Act as a result of the transactions contemplated by the Transaction Documents to which it is a party;

          (q) None of the transactions contemplated in the Transaction Documents (including, without limitation thereof, the use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or any regulations issued pursuant thereto including Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II;

          (r) All approvals, authorizations, consents, orders or other actions of any Person required in connection with the execution and delivery of the Transaction Documents to which it is a party by the Issuer, and with the valid and proper authorization, issuance and sale of the Notes pursuant to this Agreement, have been or will be taken or obtained on or prior to the Closing Date;

          (s) Each of the Transaction Documents conforms in all material respects to the respective descriptions thereof in the Private Placement Memorandum;

          (t) None of the Issuer, KMC VI, KMC nor any ERISA Affiliate (as hereinafter defined) maintains, contributes to or has any obligation to contribute to any "employee pension benefit plans" as such term is defined in
Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated thereby will not result in, constitute or otherwise give rise to a "prohibited transaction" described in Section 406 of ERISA or Section 4975 of the Code with respect to an employee benefit plan (as defined in Section 3(3) of ERISA) of any of them. "ERISA Affiliate" means each trade or business (whether or not incorporated) that, together with the Issuer, KMC VI or KMC, is treated as a single employer under Section 4001 of ERISA or Section 414 of the Code;

          (u) There are no liens on the Notes or the Collateral presently existing or which would exist with the passage of time, arising pursuant to the Code or ERISA;

          (v) The CUSIP Number for the Notes is 482558 AA 1; the ISIN number for the Notes is US 482558AA12;

          (w) The Issuer will treat the Notes as indebtedness of the Issuer for federal income tax purposes; and

          (x) All amounts payable by the Issuer, as assignee of KMC VI, under the Services Agreement, have been or shall be prepaid at closing, from the proceeds of the sale of the Notes.



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     Section  5.  REPRESENTATIONS  AND  WARRANTIES  OF KMC  VI.  KMC  VI  hereby restates, for the benefit of each Purchaser, each of its representations and warranties set forth in the Transaction Documents to which it is a party. KMC VI further represents and warrants (as of the Closing Date) to each Purchaser that:

          (a) No written materials delivered to any Purchaser by or on behalf of KMC VI in connection with the sale of the Notes, including, without limitation, the Confidential Private Placement Memorandum, dated March 19, 2001 (the "PRIVATE PLACEMENT MEMORANDUM"), contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading. There is no fact peculiar to KMC VI or any Affiliate of KMC VI or, to the knowledge of KMC VI, any Transaction Document or item of Equipment which KMC VI has not disclosed to all Purchasers in writing which materially adversely affects or, so far as KMC VI can now reasonably foresee, will materially adversely affect the ability of KMC VI to perform the transactions contemplated by the Transaction Documents to which KMC VI is a party;

          (b) No lien has attached or is likely to attach to assets of KMC VI with respect to any "employee pension benefit plans" as such term is defined in
Section 3(3) of ERISA and no circumstances exist which could result in such a lien;

          (c) Financing Statements, in recordable form, with respect to the Service Purchasers Contracts have been filed against KMC VI, as debtor, with the Secretary of State of Delaware and the Secretary of State of New Jersey; and Financing Statements, in recordable form, with respect to the Service Purchasers Contracts have been assigned by the Lender, as assignor, to the Trustee on behalf of the Noteholders, pertaining to all Filing Locations;

          (d) To the best of KMC VI's knowledge, none of Carrier Hotels, the Issuer or KMC VI is in default under any of its obligations under any of the Carrier Hotel Agreements or the Carrier Hotel Consents;

          (e) KMC VI is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware with its chief executive office and principal place of business located at 1545 Route 206, Bedminster, New Jersey 07921, and has the power to own its assets and to engage in the activities in which it is presently engaged and is duly qualified and in good standing under the laws of each jurisdiction where its ownership of property or the conduct of its activities requires such qualification, if the failure to so qualify would have a material adverse effect on the ability of the Trustee to enforce its rights in any of the Collateral. One hundred percent of issued and outstanding stock of KMC VI is owned by KMC. KMC VI has no subsidiaries;

          (f) Each Transaction Document to which KMC VI is a party has been duly authorized, executed and delivered by KMC VI, and constitutes a legal, valid and binding agreement and obligation of KMC VI, enforceable in accordance with its terms except that such enforcement may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory


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or  decisional)  now or  hereafter  in  effect  relating  to  creditors'  rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

          (g) Neither (1) the execution and delivery of the Transaction Documents nor (2) the consummation of the transactions herein contemplated nor the fulfillment of, or compliance with, the terms and provisions hereof, of any other Transaction Document will conflict with, or result in a breach of or violation by KMC VI of any law or any of the terms, conditions or provisions of the certificate of incorporation or bylaws of KMC VI, or of any bond, debenture, note, mortgage, indenture, or other agreement or instrument to which KMC VI is a party or by which it or its properties may be bound, or constitute (or with the giving of notice or the passage of time or both will constitute) a default thereunder, or result in the creation or imposition of any lien, charge, security interest or other encumbrance of any nature whatsoever upon the Collateral pursuant to the terms of any such agreement or instrument.

     Section 6. COVENANTS AND AGREEMENTS OF THE ISSUER. The Issuer covenants and agrees:

          (a) That all of its right, title and interest in and to the Collateral and any payments with respect thereto remaining to be paid are and shall be expressly subject and subordinate to all of the right, title and interest (including its security interest) of the Trustee for the benefit of the Noteholders under the Indenture;

          (b) Not to take any action with respect to its right, title and interest in and to any item of Collateral, without the prior written consent of the Trustee;

          (c) To promptly execute and deliver any and all Financing Statements and other papers or documents consistent herewith which the Trustee may request from time to time in order to perfect or continue the Trustee's security interest in the Collateral, or to carry out the purposes hereof, or to facilitate the collection of monies due or to become due from the Service Purchasers;

          (d) To duly perform its obligations under the MGS Agreement (other than those obligations delegated by the Issuer to KMC VI under the Amended and Restated Transfer and Servicing Agreement, dated as of November 1, 2000 (the "TRANSFER AND SERVICING AGREEMENT"), among KMC VI, the Issuer and the Trustee) and the Service Purchasers Consent and to remain liable thereunder to the
Service Purchasers notwithstanding the Indenture or the Backup Servicing Agreement, to duly perform its obligations under the other Transaction Documents, and to not, without the prior written consent of the Trustee, at the direction of the Majority of Holders, amend, modify or issue any consent or waiver of, or release from, any provision of the MGS Agreement or any other Transaction Document (except for amendments and waivers that will not adversely affect the rights of the Trustee or the Noteholders) or extend the time of any payment thereunder, or rescind, cancel or accept the surrender of the MGS Agreement or any other Transaction Document or any portion thereof;



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          (e) To keep the Collateral  free and clear of all mortgages,  pledges, liens, charges, security interests and all other encumbrances whatsoever, except for the security interest Granted to the Trustee pursuant to the Indenture, and the Issuer shall defend the right, title and interest of the Trustee in and to the Collateral;

          (f) To notify the Trustee and each Purchaser promptly upon actual knowledge by any of its officers or employees of any default by Lucent, Nortel, any Service Purchaser or KMC VI under the MGS Agreement or under any other Transaction Document;

          (g) In the event of loss or damage to any material portion of the Equipment of which it has actual knowledge, promptly to send written notice thereof to the Trustee, and to cause the affected Equipment promptly to be repaired or replaced and to perfect the Trustee's interest for the benefit of the Noteholders in any replacement Equipment;

          (h) To give the Trustee at least 30 days' prior written notice of any change in the location of its principal place of business, chief executive office or state of formation;

          (i) Promptly upon receipt of notice thereof, to pay or cause to be paid all charges, taxes and assessments levied or assessed against the Issuer, if the failure to pay such taxes could result in the imposition of any lien against the Collateral or any payments made or to be made by the Service Purchasers in respect thereof, other than liens for taxes not yet due;

          (j) To forthwith pay over to the Trustee for deposit in the Revenue Account any monies due or to become due under or with respect to the MGS Agreement, the Service Purchasers Consent or under any other Contract;

          (k) In the event that the Service Purchasers default in payment of any amounts due under the Service Purchasers Consent or the MGS Agreement, to use its best efforts to promptly collect for and on behalf of the Trustee such amounts from the Service Purchasers and to cooperate fully with the Trustee in connection with the collection of such amounts;

          (l) Not to dissolve or terminate its existence as a Delaware corporation, and to maintain its due qualifications to do business and maintain its good standing in each jurisdiction where necessary for the Trustee to enforce its rights under any of the Transaction Documents;

          (m) The Issuer shall continue to operate in such a manner so as not to be substantively consolidated with either of KMC VI or KMC, such that its separate existence would not be disregarded in the event of a bankruptcy or insolvency of any of the Issuer, KMC VI or KMC, as the case maybe, and in such regard, among other things: (1) except as provided in the Management and Tax Allocation Agreement, neither KMC VI nor KMC shall be involved in the day-to-day management of the Issuer, (2) neither KMC VI or KMC shall act as agent for the Issuer in any capacity; PROVIDED that KMC VI is the Servicer under the Transfer and Servicing Agreement and KMC provides services to the Issuer pursuant to the Management and Tax Allocation Agreement, (3) the Issuer shall conduct its business solely in its own name so as to not mislead others as to the identity


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of the entity with which those others are concerned, and particularly will avoid the appearance of conducting business on behalf of KMC VI, KMC or any of their Affiliates or that the assets of the Issuer are available to pay the creditors of KMC VI, KMC or any of their Affiliates, (4) without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, shall be made solely in the Issuer's name and on the Issuer's own stationery;

          (n) The Issuer shall, at all times: (1) maintain (A) its assets separately from the assets of KMC VI, KMC or any other Persons (including through the maintenance of a separate bank account), (B) financial books and records separate from those of KMC VI, KMC or any other Persons and (C) minutes of its meetings and other proceedings, (2) continuously maintain the resolutions, agreements and other instruments underlying the transactions contemplated hereby and by the Transfer and Servicing Agreement, as official records of the Issuer, (3) act solely in its name to maintain an arm's-length relationship with each of KMC VI, KMC and any of their Affiliates, (4) pay all of its operating expenses and liabilities from its own funds, (5) maintain an office and telephone number separate from each of KMC VI, KMC and any of their Affiliates (such office may be at the same address as one or more of the foregoing, provided that such companies have entered into a written agreement specifying a reasonable allocation of expenses with respect to overhead and other shared costs with respect to such premises or lease agreement), (6) characterize each of KMC VI and KMC as separate entities in any report, tax return, financial statement, other accounting or business transaction and (7) have at all times at least one director that is an Independent Director, whose resignation or removal of shall not be effective until a successor Independent Director has been selected to replace such Independent Director;

          (o) The Issuer will cause its accounting records to be clearly and unambiguously marked to show that the Equipment, the Service Purchasers Contracts and the other Collateral have been pledged by the Issuer to the Trustee for the benefit of the Noteholders;

          (p) The Issuer will be a party to the consolidated tax returns of KMC;

          (q) Not to terminate its rights or obligations under any Transaction Document without the prior written consent of the Trustee;

          (r) Concurrently with the delivery thereof to KMC VI, the Service Purchasers, any Carrier Hotel, Nortel or Lucent, as the case may be, to deliver to the Trustee true copies of notices and other communications with regard to matters that materially adversely affect the rights or interests of the Trustee with respect to any of the Collateral or the Issuer's ability to perform its obligations hereunder, and to deliver to the Trustee true copies of notices and other communications with regard to matters that materially adversely affect the rights or interests of the Trustee with respect to any of the Collateral or the Issuer's ability to perform its obligations hereunder, and that it receives from KMC VI, the Service Purchasers, any Carrier Hotel, Nortel or Lucent, as the case may be, or pursuant to any Contract;

          (s) To the extent not readily accessible without material cost or material expense to the Trustee (such as through the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System ("EDGAR") or the relevant entity's web site), to deliver, or to cause the Service Purchasers, Nortel and Lucent to prepare (or have their respective auditors prepare) and deliver, their annual audited financial statements to the Trustee within 120 days of the end of the applicable fiscal year, all such financial statements to be prepared in accordance with United States GAAP;

          (t) No written materials delivered to the Purchasers by or on behalf of the Issuer in connection with the sale of the Notes, including, without limitation, the Private Placement Memorandum, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading; there is no fact peculiar to the Issuer or any Affiliate of the Issuer or, to the knowledge of the Issuer, any fact relating to any portion of the Collateral that the Issuer has not disclosed to the Purchasers in writing that materially adversely affects or, so far as the Issuer can now reasonably foresee, will materially affect adversely the ability of the Issuer to perform the transactions contemplated by the Transaction Documents to which it is a party and the Notes;

          (u) The Issuer authorizes the Purchasers to deliver to prospective Subsequent Purchasers (as defined below) copies of the final Private Placement Memorandum, any amendments thereof or supplements or exhibits thereto, and any information obtained pursuant hereto in connection with any offer or sale of the Notes by the Purchasers in accordance herewith, and agrees that any purchaser of the Notes from the Purchasers (each such purchaser, a "SUBSEQUENT PURCHASER") may rely on the representations, warranties, covenants and agreements set forth or incorporated herein and the other Transaction Documents as of the date when made to the same extent as if such Subsequent Purchaser were a party hereto;

          (v) The Issuer will make available or cause to be made available to prospective Subsequent Purchasers of the Notes the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Notes, the condition (financial or otherwise) of the Issuer, the Service Purchasers, Lucent, Nortel and KMC VI and any other matters relating to the matters described in the Private Placement Memorandum and the transactions contemplated thereby;

          (w) For so long as any of the Notes are outstanding and are "restricted securities" within the meaning of Rule l44(a)(3)(iii) under the Securities Act and the Issuer is not subject to Section 13 or 15(d) of the Exchange Act: (1) the Issuer will, and shall cause the Service Purchasers to, provide or cause to be provided to any Holder of Notes and any prospective Subsequent Purchaser thereof designated by such a Holder, upon the request of such Holder or prospective Subsequent Purchaser, the information required to be provided to such Holder or prospective Subsequent Purchaser by Rule 144A(d)(4) under the Securities Act, and (2) the Issuer shall update such information so that it does not become false or misleading in any material respect;

          (x) Assuming compliance by each Purchaser with its agreements set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes in the manner contemplated by this Note Purchase Agreement to register the Notes under the Securities Act;

          (y) No event has occurred and is continuing that constitutes, or with the passage of time or the giving of notice or both would constitute, an Event of Default or a Servicer Termination Event under the Transaction Documents; and the Issuer is not in violation of any agreement, charter instrument, article of incorporation, bylaw or other instrument to which it is a party or by which it is or may be bound; and

          (z) To the extent, if any, that the respective ratings provided with respect to the Notes by the Rating Agencies are conditional upon the furnishing of documents or the taking of any other actions by the Issuer, the Issuer shall furnish such documents and take any such other actions.

     Section 6A. COVENANTS AND AGREEMENTS OF KMC VI. KMC VI covenants and agrees:

          (a) To deliver to the Trustee true copies of notices and other communications with regard to matters that materially adversely affect the rights or interests of the Trustee with respect to the Service Purchasers Contracts or the Minimum Payments and shall provide written notice to the Trustee of any proposed material amendments, modifications or other changes to any of the other Transaction Documents;

          (b) KMC VI shall continue to operate in such a manner so as not to be substantively consolidated with either of the Issuer or KMC, such that its separate existence would not be disregarded in the event of a bankruptcy or insolvency of any of KMC VI, the Issuer or KMC, as the case maybe, and in such regard, among other things: (1) except as provided in the Management and Tax Allocation Agreement, neither the Issuer nor KMC shall be involved in the day-to-day management of KMC VI, (2) neither the Issuer nor KMC shall act as agent for KMC VI in any capacity, (3) KMC VI shall conduct its business solely in its own name so as to not mislead others as to the identity of the entity with which those others are concerned, and particularly will avoid the appearance of conducting business on behalf of the Issuer, KMC or any of their Affiliates or that the assets of KMC VI are available to pay the creditors of the Issuer, KMC or any of their Affiliates, (4) without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, shall be made solely in KMC VI's name and on KMC VI's own stationery;

          (c) KMC VI shall, at all times: (1) maintain (A) its assets separately from the assets of the Issuer, KMC or any other Persons (including through the maintenance of a separate bank account), (B) financial books and records separate from those of the Issuer, KMC or any other Persons and (C) minutes of its meetings and other proceedings, (2) continuously maintain the resolutions, agreements and other instruments underlying the transactions contemplated hereby and by the Transfer and Servicing Agreement, as official records of KMC VI, (3) act solely in its name to maintain an arm's-length relationship with each of the Issuer, KMC and any of their Affiliates, (4) pay all of its operating expenses and liabilities from its own funds, (5) maintain an office and telephone number separate from each of the Issuer, KMC and any of their Affiliates (such office may be at the same address as one or more of the foregoing, provided that such companies have entered into a written agreement specifying a reasonable allocation of expenses with respect to overhead and other shared costs with respect to such premises or lease agreement) and (6) characterize each of the Issuer and KMC as separate entities in any report, tax return, financial statement, other accounting or business transaction;

          (d) KMC VI will cause its accounting records to be clearly and unambiguously marked to show that the Equipment, the MGS Agreement and the Contracts have been transferred by KMC VI to the Issuer and pledged by the Issuer to the Trustee for the benefit of the Noteholders;

          (e) KMC VI will be a party to the consolidated tax returns of KMC.

     Section 7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PURCHASERS. Each Purchaser hereby severally represents (as of the Closing Date) and warrants to, and agrees with, the Placement Agent, the Issuer and KMC VI that:

          (a) Each Purchaser will make offers and sales (the "EXEMPT RESALES") of the Notes purchased by it hereunder, solely to Persons whom it reasonably believes to be: (1) "qualified institutional buyers" as defined in Rule 144A under the Securities Act ("QIBS") and is aware that the sales to QIBs are being made in reliance on Rule 144A, (2) institutional "accredited investors" ("INSTITUTIONAL ACCREDITED INVESTORS") as defined in Rule 501 (a)( 1), (2), (3) or (7) under the Securities Act and is aware that sales to Institutional Accredited Investors are being made in reliance on Rule 501(a)(l), (2), (3) or
(7) or (3) non-U.S. Persons within the meaning of and in compliance with Regulation S under the Securities Act and is aware that sales to non-U.S. persons are being made in reliance on Regulation S (collectively, the "Exempt Purchasers");

          (b) Each Purchaser is not acquiring the Notes with a view to or for a sale or transfer in connection with any distribution of the Notes under the Securities Act or the securities laws of any state of the United States and any other applicable jurisdiction but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control;

          (c) Each Purchaser is a QIB as defined in Rule 144A, an Institutional Accredited Investor as defined in Rule 501(a)(l), (2), (3) or (7) under the Securities Act, or a non-U.S. Person within the meaning of and in compliance with Regulation S;

          (d) Each Purchaser agrees that neither it nor any of its representatives have used or will use any form of general solicitation or general advertising (as those terms are used in Regulation D under the

Securities Act) in connection with the offer and sale of any of the Notes within the United States (as those terms are used in Regulation D under the Securities
Act);

          (e) Each Purchaser agrees that, in connection with any Exempt Resales, it will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, Persons it reasonably believes to be QIBs as defined in Rule 144A, Institutional Accredited Investors as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act or non-U.S. Persons within the meaning of and in compliance with Regulation S. Each Purchaser further agrees that it will offer to sell the Notes only to, and will solicit offers to buy the Notes only from, Persons who in purchasing such Notes will be deemed to have represented and agreed: (1) that they are purchasing the Notes for their own account or accounts with respect to which they exercise sole investment discretion and that they or such accounts are Exempt Purchasers, (2) that such Notes will not have been registered under the Securities Act and may be resold, pledged or otherwise transferred only (a) to a Person who the seller reasonably believes is an Exempt Purchaser in a transaction meeting the regulatory requirements of Rule 144A, Rule 501(a)(l), (2), (3) or (7) or Regulation S, (b) to the Issuer or (c) pursuant to an effective registration statement, and, in each case, in accordance with any applicable securities laws of any state of the United States and any other applicable jurisdiction and (3) that the Purchaser will, and each Subsequent Purchaser is required to, notify any Subsequent Purchaser from it of the Notes of the resale restrictions set forth in (1) and (2) above;

          (f) Each Purchaser also understands that the Issuer, the Trustee, the Placement Agent and each other Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance;

          (g) Each Purchaser represents, by the purchase of its Notes, and hereby agrees to have any Person to which it transfers any interest in any Note to represent to the Placement Agent, the Issuer, the Trustee, the Servicer and any successor Servicer that one or any combination of the following statements is an accurate representation as to all sources of funds to be used to pay the purchase price of the Notes: (1) it is not a Plan and is not directly or indirectly acquiring the Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of or with the assets of a Plan or (2) the acquisition and holding of the Notes will not give rise to a prohibited transaction described in Section 406(a) of ERISA or Section 4975 of the Code for which a statutory or administrative exemption is unavailable;

          (h) Each Purchaser represents, by the purchase of its Notes, to the Placement Agent, the Issuer, the Trustee and the Servicer that: (1) it is either
(a) a QIB as defined in Rule 144A or (b) an Institutional Accredited Investor as defined in Rule 501(a)(l), (2), (3) or (7), (2) it has either (x) provided the Trustee with its office address, place of incorporation (if applicable), U.S. employer identification number and agrees to notify the Trustee within sixty
(60) days of the date that it becomes a foreign person or (y) provided the Trustee with an IRS form W-8BEN on which such Purchaser certifies, under penalties of perjury, to the Trustee that such Purchaser is a non-U.S.
Noteholder and provides such Purchaser's name, address and taxpayer identification number and (3) it understands that information provided by it to the Trustee pursuant to this Section 7(h) may be disclosed to the Internal Revenue Service (the "IRS") by the Trustee;

          (i) Each Purchaser agrees to treat the Notes, for purposes of federal, state and local income or franchise taxes (and any other tax imposed on or measured by income) as indebtedness; and

          (j) Each Purchaser agrees (1) to treat the information related to any Service Purchaser obtained pursuant to the Transaction Documents that is not otherwise publicly available (such information, "Confidential Information") as confidential, (2) to the best of its knowledge, not to distribute, disclose, or disseminate any Confidential Information in any way to anyone, except (a) as may be required by law or by the rules and regulations of the National Association of Insurance Commissioners, (b) to a Purchaser's or its Affiliate's officers, directors, employees, accountants and attorneys who, by the nature of their employment, have a duty to keep such Confidential Information confidential or
(c) to professional consultants and potential investors, provided that such parties in this clause (c) agree in writing to keep all such Confidential Information confidential; PROVIDED that if any legal process regarding any of the Service Purchasers Contracts is served upon any Purchaser, such Purchaser shall notify KMC VI promptly, and shall cooperate with KMC VI, at KMC VI's expense, in any lawful effort to contest the validity of such legal process, (3) that it acknowledges the terms of Section 15 of the MGS Agreement and agrees to keep the Service Purchasers Contracts confidential in accordance with the terms of Section 15 of the MGS Agreement and (4) that neither it nor any parent, subsidiary, or other entity controlling, controlled by, or under common control with it is a partner, officer, director, parent, subsidiary, or a competitor of the Service Purchasers. The obligations in this Section 7(j) shall not apply to any information which any Purchaser independently acquired or had in its possession from any source other than KMC VI, the Issuer, the Lender or the Placement Agent or was publicly disclosed by either of the Service Purchasers.

     Section 8. CONDITIONS PRECEDENT. The obligation of each Purchaser to purchase the Notes is subject to the accuracy in all material respects of the respective representations and warranties of the Issuer and KMC VI herein and in the Transaction Documents, on the Closing Date, to the performance in all material respects by the Issuer of its obligations hereunder and under the Transaction Documents, and to the following additional conditions:

          (a) On the Closing Date, each Purchaser shall have received true copies of each of the following executed contracts (the "CONTRACTS"): the duly executed "Secured Party's Original Counterpart" of the Service Purchasers
Consent; the duly executed "Secured Party's Original Counterpart" of the MGS Agreement, including Amendment Nos. 1, 2 and 3 thereto; the Equipment Purchase Agreement, dated as of November 1, 2000, between the Service Purchasers as seller and KMC VI as purchaser, as amended, (the "EQUIPMENT PURCHASE AGREEMENT"); the Transfer and Servicing Agreement; the Services Agreement, dated as of November 1, 2000, among KMC VI, KMC Telecom, Inc., KMC Telecom of Virginia, Inc., KMC Telecom II, Inc., KMC Telecom III, Inc., KMC Telecom IV, Inc., KMC Telecom IV of Virginia, Inc., KMC Telecom V Inc., KMC Telecom V of

Virginia, Inc., and KMC Telecom VI of Virginia, Inc. (the "PROVIDERS") and the Acknowledgment and Consent Agreement thereto, dated as of November 1, 2000, among the Providers and KMC VI (the "SERVICES AGREEMENT"); the Acknowledgment and Consent Agreement, dated as of November 15, 2000, among the Providers and Dresdner Kleinwort Benson North America Leasing, Inc. (the "SERVICES AGREEMENT CONSENT"); the Amended and Restated Backup Servicing Agreement, effective as of November 1, 2000, between Lucent and KMC VI (the "BACKUP SERVICING AGREEMENT"); the Master Services Agreement, dated as of November 1, 2000, between Lucent and KMC VI (the "MAINTENANCE AGREEMENT")); the Master Services Agreement, dated as of November 1, 2000, between Nortel and KMC VI (the "INSTALLATION AGREEMENT"); the Amended and Restated Acknowledgment and Consent Agreement to the Backup Servicing Agreement, effective November 1, 2000, among Lucent, KMC VI, the Issuer and Wells Fargo Bank Minnesota, National Association (as trustee) and acknowledged by and consented to by Dresdner Kleinwort Benson North America Leasing, Inc. (the "LUCENT CONSENT"); the Acknowledgment and Consent Agreement to the Master Services Agreement, dated as of November 15, 2000, among Lucent, KMC VI, the Issuer and Dresdner Kleinwort Benson North America Leasing, Inc. (the "MAINTENANCE CONSENT"); the Acknowledgment and Consent Agreement, dated as of November 15, 2000, among Nortel, KMC VI, the Issuer and Dresdner Kleinwort Benson North America Leasing, Inc. (the "INSTALLATION CONSENT"); the Management and Tax Allocation Agreement, dated as of November 1, 2000, among KMC, KMC VI and the Issuer (the "MANAGEMENT AND TAX ALLOCATION AGREEMENT"); all Carrier Hotel Agreements (as defined in the Indenture) then in effect with respect to the Equipment and all Carrier Hotel Consents (as defined in the Indenture); and all of the foregoing, by each Purchaser's acquisition of the Notes, shall be deemed in form and substance acceptable to such Purchaser;

          (b) The Issuer and Wells Fargo Bank Minnesota, National Association, as trustee (the "TRUSTEE") shall have executed and delivered the Indenture;

          (c) No event shall have occurred which, with or without notice or the passage of time, would constitute an Event of Default or a Servicer Termination Event; the Contracts shall have been duly authorized, executed and delivered and shall be in full force and effect and the Issuer and KMC VI each shall have delivered an Officer's Certificate to such effect;

          (d) All conditions to closing required to be fulfilled pursuant to the Transaction Documents shall have been fulfilled or waived;

          (e) Kelley Drye & Warren LLP, counsel for the Issuer, KMC VI and KMC, shall have furnished to each Purchaser and the Trustee its written opinions, dated the Closing Date, which opinions shall each state that it may be relied upon by the Trustee and each Purchaser, in form and substance satisfactory to the Purchasers and covering: (1) the Issuer's power and authority to own, lease and operate its assets and properties and to engage in the activities in which it is presently engaged and is duly incorporated and in good standing under the laws of the State of Delaware and of each other jurisdiction where necessary for the Trustee to enforce its rights under any of the Transaction Documents, (2) that the Equipment does not constitute "fixtures" under applicable law, (3) that the Trustee has a first priority perfected security interest in the Collateral and has a perfected, first priority security interest in the Accounts and the funds on deposit therein from time to time (the "Cash Collateral") for so long as the Trustee or its duly appointed agent maintains dominion and control over such Cash Collateral, (4) as to corporate matters of KMC, non-contravention, no litigation, no consents required and the enforceability of the Management and Tax Allocation Agreement, (5) as to corporate matters of KMC VI and the Issuer, the enforceability of their (and of any Affiliates') respective obligations under the Transaction Documents, non-consolidation and true sale and addressing property of the estate, automatic stay, nonrejection, non-contravention, no litigation, no consents required and such related bankruptcy matters as the Trustee and any Purchaser may request (6) that the Notes constitute valid indebtedness for income tax purposes and (7) as to compliance with all regulatory requirements (the "regulatory matters opinion");

          (f) Internal counsel for the Trustee, shall have furnished to each Purchaser and the Issuer its written opinion regarding certain corporate matters, dated the Closing Date, which opinion shall be in form and substance satisfactory to the Purchasers;

          (g) Any taxes, fees and other governmental charges which are due and payable prior to the Closing Date by KMC VI or the Issuer in connection with the execution, delivery and performance of the Contracts shall have been paid at or prior to the Closing Date;

          (h) The Notes shall have been rated not lower than "Baa1" or "BBB+" by Moody's and S&P, respectively, and, to the extent, if any, that the rating provided with respect to the Notes by any Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by the Issuer, the Issuer shall have furnished such documents and taken any such action;

          (i) Dresdner Kleinwort Benson North America Leasing, Inc. shall have executed and delivered (upon payment of all Indebtedness then outstanding and unpaid under the LSA) (1) to the Trustee its assignment and release of security interest in the Collateral in favor of the Trustee, (2) to each of KMC VI, the Service Purchasers and the Carrier Hotels, its notice of assignment to the Trustee of its rights under the Service Purchasers Contracts and the other relevant Transaction Documents and (3) to the Trustee for the benefit of the Purchasers, the Contract File.

          (j) Each Purchaser shall have received evidence, satisfactory to it, of the filing of: (1) Financing Statements, in recordable form, with respect to the Collateral against the Issuer, as debtor, in the Filing Locations, (2) Financing Statements, in recordable form, with respect to the Service Purchasers Contracts against KMC VI, as debtor, with the Secretary of State of Delaware and the Secretary of State of New Jersey and (3) UCC assignments, in recordable form, naming the Lender as assignor and the Trustee as assignee filed with respect to the Collateral in each Filing Location;

          (k) Within four Business Days after the Funding Date, each Purchaser shall have received copies of UCC, tax and judgment lien search reports (the expense of which shall be paid directly by KMC VI) from all Filing Locations referred to in Section 8(j) hereof, covering such periods as such Purchaser may reasonably request, listing effective financing statements and tax and judgment liens filed against the Issuer and KMC VI, together with copies of such financing statements and liens, and none of such financing statements (except those filed in favor of the Trustee) or liens shall refer to the Collateral;

          (l) The Issuer shall have paid to Thacher Proffitt & Wood the fees and disbursements of such firm as counsel to the Placement Agent in connection with the transactions contemplated hereunder or the Issuer shall have directed the Trustee in writing to apply the proceeds of the purchase price of the Notes to such payment;

          (m) Each Purchaser shall have received a copy of each certificate of insurance that provides for casualty, property, general liability and any other insurance coverage on the Equipment in accordance with the Transaction Documents;

          (n) Each Purchaser shall have received copies of each Bill of Sale (as defined in ss. 4.1(a) of the Transfer and Servicing Agreement) for any and all Equipment acquired by the Issuer on or before the Closing Date;

          (o) Each Purchaser shall have received an opinion of counsel external to QCC and QCI, dated the Closing Date, which opinion and counsel shall be satisfactory to such Purchaser;

          (p) Each Purchaser shall have received true copies of each of: (1) the Issuer's certificate of incorporation and bylaws and (2) KMC VI's certificate of incorporation and bylaws;

          (q) Each of the Revenue Account, the Note Reserve Account, the Servicing Reserve Account and the Property Tax Escrow Account shall have been established by the Trustee;

          (r) Each Purchaser shall have received a certificate, dated the Closing Date, as to organizational documents, authorization and incumbency of officers, duly executed by an authorized officer on behalf of each of the Issuer, KMC VI and KMC;

          (s)  Each   Purchaser   shall  have   received  the   certificate   of
incorporation of each Service Purchaser, certified by the Secretary of State of Delaware;

          (t)  Each   Purchaser   shall  have   received  the   certificate   of
incorporation of Lucent, certified by the Secretary of State of Delaware;

          (u)  Each   Purchaser   shall  have   received  the   certificate   of
incorporation of Nortel, certified by the Secretary of State of Delaware;

          (v) Each Purchaser shall have been satisfied with all corporate proceedings undertaken by the Issuer, KMC VI, Lucent, Nortel and the Service Purchasers, with respect to the transactions contemplated by this Agreement and all documents referred to therein and each Purchaser shall have received from the Issuer, KMC VI, Lucent, Nortel and the Service Purchasers all such other documents as each Purchaser may reasonably request;

          (w) The sum of all amounts then on deposit in the Note Reserve Account plus the present value (as of the Closing Date) of the Minimum Payments under the Service Purchasers Consent (discounted monthly at the Note Rate) shall be not less than the Original Principal Balance of the Notes;

          (x) DTC shall have received the duly executed Notes;

          (y) KMC VI shall have delivered any and all documents and opinions necessary to evidence, to the satisfaction of the Purchasers, KMC VI's compliance with all regulatory requirements;

          (z) The Issuer shall have paid to the Placement Agent the placement agent fee (as set forth in the engagement letter from the Issuer to Dresdner Kleinwort Benson North America LLC), or the Issuer shall have directed the Trustee in writing to apply the proceeds of the purchase price of the Notes to such payment;

          (aa)  Each  Purchaser  shall  have  received  such  other   documents,
certificates and opinions as shall have been reasonably requested by such Purchaser; and

          (bb) The Issuer shall have paid to Willkie Farr & Gallagher the fees and disbursements of such firm as counsel to the Purchasers in connection with the transactions contemplated hereunder or the Issuer shall have directed the Trustee in writing to apply the proceeds of the purchase price of the Notes to such payment.

     Section 9. INTENTION OF THE PARTIES. The Indenture and the Notes have been structured with the intention that the Notes will qualify under applicable tax law as indebtedness, and the Purchasers by acceptance of the Notes (and any Person which is a legal or beneficial owner of any interest in a Note, by virtue of such Person's acquisition of a legal or beneficial interest therein) severally agree to treat the Notes as indebtedness for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income.

     Section 10. EXPENSES. Whether or not the transactions contemplated hereby and by the Transaction Documents shall be consummated, the Issuer and KMC VI, jointly and severally, agree to pay promptly all reasonable out-of-pocket expenses incurred by each Purchaser and the Placement Agent in connection with such transactions prior to and on the Closing Date, and any amendment initiated, directly or indirectly, by the Issuer or any affiliate thereof (whether or not such amendment becomes effective) or waiver of any such document, including, without limitation: (1) the cost and expenses of preparing and reproducing the Transaction Documents and the Private Placement Memorandum, (2) the cost of arranging for delivery or performance of conditions precedent, (3) all costs and expenses incurred in connection with the transfer and delivery of the Collateral and the issuance of the Notes to each Purchaser, including custodial fees, Trustee's fees, fees for financing statement filings and continuations, and KMC VI's, the Trustee's, the Placement Agent's, each Purchaser's and the Issuer's attorneys' and accountants' fees. The Issuer further agrees that it will pay or cause to be paid, promptly upon demand, any reasonable expense incurred by each Purchaser in connection with the enforcement of each Purchaser's rights with respect to this Note Purchase Agreement and the other Transaction Documents and any document executed pursuant hereto or thereto, including the reasonable fees and disbursements of counsel. The Issuer further agrees that it will pay, or reimburse each Purchaser for, promptly upon demand, all reasonable costs and expenses (including reasonable legal fees and disbursements of not more than one counsel for all Purchasers) incident to or in connection with any proceeding or governmental investigation against or with respect to the Issuer, KMC VI, or any subsidiary or affiliate of any of them and which result solely because of the ownership by each Purchaser of the Notes. The obligations of the Issuer and KMC VI under this section shall survive the termination of the Indenture.

     Section 11. INDEMNIFICATION. Each of KMC VI and the Issuer, jointly and severally, agree to indemnify and hold harmless each Purchaser and each Subsequent Purchaser for the amount of any and all losses, claims, damages and liabilities to the extent that any such loss, claim, damage or liability arose out of, or was imposed upon such Purchaser or Subsequent Purchaser by reason of, the failure by either KMC VI or the Issuer to perform any of its covenants under the Transaction Documents or the breach of a representation or warranty made by either KMC VI or the Issuer. This indemnity shall not apply to any action, suit, proceeding or investigation by any Purchaser or Subsequent Purchaser or to the breach or alleged breach of this Agreement by any Purchaser or Subsequent Purchaser. If any action, suit, proceeding or investigation is commenced, as to which any Purchaser or Subsequent Purchaser proposes to demand indemnification, such Purchaser or Subsequent Purchaser shall notify each of KMC VI and the Issuer with reasonable promptness. If any action, suit, proceeding or investigation shall be brought against any Purchaser or Subsequent Purchaser and if any Purchaser or Subsequent Purchaser shall notify either KMC VI or the Issuer of the commencement of any such action, suit, proceeding or investigation, each of KMC VI and the Issuer shall be entitled to assume the defense of such action, suit, proceeding or investigation with counsel of its choice at its expense. Notwithstanding the election of either KMC VI or the Issuer to assume the defense of such action, suit, proceeding or investigation, each of the Purchasers and each Subsequent Purchaser shall have the right to employ separate counsel and to participate in the defense of the action, suit, proceeding or investigation, and each of KMC VI and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by either KMC VI or the Issuer to represent any Purchaser or Subsequent Purchaser would in the written opinion of counsel chosen by any Purchaser or Subsequent Purchaser present counsel chosen by either KMC VI or the Issuer with a conflict of interest; (ii) either KMC VI or the Issuer has not employed counsel to represent it within a reasonable time after notice of the institution of such action, suit, proceeding or investigation; or (iii) either KMC VI or the Issuer shall authorize any Purchaser or Subsequent Purchaser to employ separate counsel at the expense of each of KMC VI and the Issuer. In no event shall either or both of KMC VI and the Issuer be liable to pay the expenses of more than one counsel for each Purchaser and each Subsequent Purchaser pursuant to this Section 11.

     Section 12. SURVIVAL. Each of the Issuer and KMC VI agree that the representations, warranties and covenants made by it in this Agreement, in any Transaction Document and in any document, certificate or other instrument delivered pursuant hereto or thereto shall be deemed to be relied upon by each Purchaser, notwithstanding any investigation heretofore or hereafter made by or on behalf of each Purchaser. All representations, warranties and covenants made by any party to this Note Purchase Agreement, or in any such document, certificate or other instrument shall survive the delivery of and payment for the Notes.

     Section 13. NOTICES. All communications provided for or permitted under this Note Purchase Agreement shall be in writing and delivered by overnight mail or facsimile followed by overnight courier other than notices and communications required to be delivered on a regular periodic basis hereunder, which delivery shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex, telegraph or facsimile, with receipt of answerback or written confirmation of the receipt thereof, if to a Purchaser, addressed to each Purchaser, at its address set forth on Schedule II hereto: if to the Issuer, addressed to it at 1545 Route 206, Bedminster, New Jersey 07921; if to KMC VI, addressed to it at 1545 Route
206, Bedminster, New Jersey 07921, or to such other address as the parties may have designated in writing to the other parties. Any notice so addressed and sent shall be deemed to be given when received. The Issuer shall cause the instructions with respect to payments on the Notes and notification thereof set forth in Schedule II hereof to be reflected in the books at the Corporate Trust Office of the Trustee for the registration and transfer of the Notes and all payments and notifications thereof to each Purchaser shall, pursuant to the Indenture, be made in accordance therewith.

     Section 14. SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Note Purchase Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Note Purchase Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Contract shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     Section 15. COUNTERPARTS. This Note Purchase Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     Section 16. GOVERNING LAW. This Note Purchase Agreement shall be construed and enforced in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

     Section 17. CONSENT TO JURISDICTION. (a) Any legal suit, action or proceeding against any of the Issuer or the Purchasers arising out of or relating to this Agreement, or any transaction contemplated hereby, may be instituted in any federal or state court in New York County, State of New York, and each of the Issuer and the Purchasers hereby waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and, solely for the purposes of enforcing this Agreement, each of the Issuer and the Purchasers hereby irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding. The Issuer hereby irrevocably appoints and designates the Trustee, having an address at Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, its true and lawful attorney-in-fact and duly authorized agent for the limited purpose of accepting service of legal process and the Issuer agrees that service of process upon such party shall constitute personal service of such process on such Person. The Issuer shall maintain the designation and appointment of such authorized agent until all amounts payable under this Agreement and the Notes shall have been paid in full. If such agent shall cease to so act, the Issuer shall immediately designate and appoint another such agent satisfactory to the other parties hereto and shall promptly deliver to the other parties hereto evidence in writing of such other agent's acceptance of such appointment.

          (b) EACH OF THE PURCHASERS AND THE ISSUER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE PURCHASE AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. FURTHER, EACH OF THE PURCHASERS AND THE ISSUER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

          (c) Each of the Purchasers, the Issuer and KMC VI hereby waives any plea of improper jurisdiction or venue based on its not being a resident of New York County, New York, and hereby specifically authorizes any action brought under the provisions of this Note Purchase Agreement to be instituted and prosecuted in either the Supreme Court in and for New York County, New York or the United States District Court for the Southern District of New York; waives personal service by manual delivery and agrees that service shall be made and effective upon the mailing of a post-paid return receipt certified letter to the persons and at the addresses provided in Section 13 of this Note Purchase Agreement.

     Section 18. SUCCESSORS AND ASSIGNS. The provisions of this Note Purchase Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

     Section 19. WAIVER; PRIOR AGREEMENTS. No term or provision of this Note Purchase Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced. This Note Purchase Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

     Section 20. FURTHER AGREEMENTS. Each Purchaser, the Issuer and KMC VI agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Note Purchase Agreement.

     Section 21. GENERAL INTERPRETIVE PRINCIPLES. For purposes of this Note Purchase Agreement except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Note Purchase Agreement have the meanings assigned to them in this Note Purchase Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States GAAP as in effect on the date hereof;

          (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Note Purchase Agreement;

          (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Note Purchase Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

     Section 22. REPRODUCTION OF DOCUMENTS. This Note Purchase Agreement, the Indenture, the other Transaction Documents and all related documents, including
(a) consents, waivers and modifications which may subsequently be executed, (b) documents received by each Purchaser at the closing of its purchase of the Notes (except the Notes themselves) and (c) financial statements, certificates and other information previously or subsequently furnished to each Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and you may destroy any original document so reproduced. The Issuer and KMC VI agree and stipulate that any such reproduction shall, to the extent permitted by applicable law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not the reproduction was made by you in the regular course of business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence.

     Section 23. RIGHT OF INSPECTION. Each of the Issuer and KMC VI, on reasonable prior notice, shall permit any representative of any Noteholder during normal business hours, to examine all of its books of account, records, reports and other papers to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by such Noteholder, as the case may be, and to discuss its affairs, finances and accounts relating to the Collateral with its officers, employees and independent public accountants (and by this provision each of the Issuer and KMC VI hereby authorizes said accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Noteholders under this Section 23 shall be borne by the Issuer and KMC VI, respectively.

     IN WITNESS WHEREOF, each Purchaser, the Issuer and KMC VI have caused their names to be signed hereto by their respective authorized representatives as of the date first above written.

                                  KMC FUNDING CORPORATION

                                  By:  /S/ CONSTANCE LOOSEMORE
                                     -------------------------------------------

                                  Name: CONSTANCE LOOSEMORE
                                        ----------------------------------------

                                  Title: VICE PRESIDENT
                                         ---------------------------------------


                                  KMC TELECOM VI, INC.

                                  By:  /S/ CONSTANCE LOOSEMORE
                                     -------------------------------------------

                                  Name: CONSTANCE LOOSEMORE
                                        ----------------------------------------

                                  Title: VICE PRESIDENT
                                         ---------------------------------------


                     [This space intentionally left blank.]

TRANSAMERICA LIFE INSURANCE COMPANY, as Purchaser

By: /S/ FREDERICK B. HOWARD
    ---------------------------------------------

Name: FREDERICK B. HOWARD
      -------------------------------------------

Its: VICE PRESIDENT
     --------------------------------------------

TRANSAMERICA ANNUITY AND LIFE INSURANCE COMPANY, as Purchaser

By: /S/ FREDERICK B. HOWARD
    ---------------------------------------------

Name: FREDERICK B. HOWARD
      -------------------------------------------

Its: VICE PRESIDENT
     --------------------------------------------

LIFE INVESTORS INSURANCE COMPANY OF AMERICA, as Purchaser

By: /S/ FREDERICK B. HOWARD
    ---------------------------------------------

Name: FREDERICK B. HOWARD
      -------------------------------------------

Its: VICE PRESIDENT
     --------------------------------------------







                     [This space intentionally left blank.]

SUNAMERICA LIFE INSURANCE COMPANY, as Purchaser

By: /S/ THOMAS N. DENKLER
    ---------------------------------------------

Name: THOMAS N. DENKLER
      -------------------------------------------

Its: AUTHORIZED AGENT
     --------------------------------------------






                     [This space intentionally left blank.]

PRINCIPAL LIFE INSURANCE COMPANY, as Purchaser

By:      Principal Capital Management LLC,
         a Delaware Limited Liability company,
         its authorized representative

By: /S/ JOELLEN J. WATTS
    ---------------------------------------------

Name: JOELLEN J. WATTS
      -------------------------------------------

Its: COUNSEL
     --------------------------------------------


By: /S/ DENNIS D. BALLARD
    ---------------------------------------------

Name: DENNIS D. BALLARD
      -------------------------------------------

Its: COUNSEL
     --------------------------------------------






                     [This space intentionally left blank.]

NIPPON LIFE INSURANCE COMPANY OF AMERICA, an Iowa Corporation, as Purchaser

By       Principal Life Insurance Company,
         an Iowa Corporation, its attorney-in-fact

By: /S/ JOELLEN J. WATTS
    ---------------------------------------------

Name: JOELLEN J. WATTS
      -------------------------------------------

Its: COUNSEL
     --------------------------------------------

By: /S/ DENNIS D. BALLARD
    ---------------------------------------------

Name: DENNIS D. BALLARD
      -------------------------------------------

Its: COUNSEL
     --------------------------------------------




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                                    27

CONNECTICUT GENERAL LIFE INSURANCE COMPANY, as Purchaser

By:      CIGNA Investments, Inc. (authorized agent)

By: /S/ DEBRA J. HEIGHT
    ---------------------------------------------

Name: DEBRA J. HEIGHT
      -------------------------------------------

Its: MANAGING DIRECTOR
     --------------------------------------------






                     [This space intentionally left blank.]

METROPOLITAN LIFE INSURANCE COMPANY, as Purchaser

By: /S/ CLAUDIA CROMIE
    ---------------------------------------------

Name: CLAUDIA CROMIE
      -------------------------------------------

Its: DIRECTOR
     --------------------------------------------








                     [This space intentionally left blank.]

JACKSON NATIONAL LIFE INSURANCE COMPANY, as Purchaser

By:      PPM America, Inc., as attorney-in-fact,
         on behalf of Jackson National Life Insurance Company


By: /S/ JAMES D. YOUNG
    ---------------------------------------------

Name: JAMES D. YOUNG
      -------------------------------------------

Its: SENIOR MANAGING DIRECTOR
     --------------------------------------------


THE PRUDENTIAL ASSURANCE COMPANY LIMITED, as Purchaser

By:      PPM America, Inc., as attorney-in-fact,
         on behalf of The Prudential Assurance Company Limited


By: /S/ JAMES D. YOUNG
    ---------------------------------------------

Name: JAMES D. YOUNG
      -------------------------------------------

Its: SENIOR MANAGING DIRECTOR
     --------------------------------------------






                     [This space intentionally left blank.]

HANMI BANK, as Purchaser


By: /S/ DONG WOOK KIM
    ---------------------------------------------

Name: DONG WOOK KIM
      -------------------------------------------

Its: VP & INVESTMENT MANAGER
     --------------------------------------------





                     [This space intentionally left blank.]

EMPLOYERS REINSURANCE COMPANY, as Purchaser

By:      Asset Allocation & Management Company, L.L.C.


By: /S/ KATHY R. LANGE
    ---------------------------------------------

Name: KATHY R. LANGE
      -------------------------------------------

Its: AUTHORIZED SIGNATORY
     --------------------------------------------

THE MEDICAL PROTECTIVE COMPANY, as Purchaser

By:      Asset Allocation & Management Company, L.L.C.


By: /S/ KATHY R. LANGE
    ---------------------------------------------

Name: KATHY R. LANGE
      -------------------------------------------

Its: AUTHORIZED SIGNATORY
     --------------------------------------------


GE REINSURANCE COMPANY, as Purchaser

By:      Asset Allocation & Management Company, L.L.C.


By: /S/ KATHY R. LANGE
    ---------------------------------------------

Name: KATHY R. LANGE
      -------------------------------------------

Its: AUTHORIZED SIGNATORY
     --------------------------------------------




                     [This space intentionally left blank.]

JEFFERSON PILOT LIFE INSURANCE COMPANY, as Purchaser


By: /S/ ROBERT E. WHALEN, II
    ---------------------------------------------

Name: ROBERT E. WHALEN, II
      -------------------------------------------

Its: VICE PRESIDENT
     --------------------------------------------


JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY, as Purchaser


By: /S/ ROBERT E. WHALEN, II
    ---------------------------------------------

Name: ROBERT E. WHALEN, II
      -------------------------------------------

Its: VICE PRESIDENT
     --------------------------------------------





                     [This space intentionally left blank.]

BEAR STEARNS SECURITIES CORP., as Purchaser


By: /S/ PAUL FRIEDMAN
    ---------------------------------------------

Name: PAUL FRIEDMAN
      -------------------------------------------

Its:
    ---------------------------------------------







                     [This space intentionally left blank.]